Exhibit 10.1

Certified Translation from Polish into English

SHARE SALE AGREEMENT

Concluded in Jelenia Góra on the 26th of March 2010 between:

“SUNSET SUITS” JOINT STOCK COMPANY in Poznań, STAROŁĘCKA street 18, 61-361 Poznań, registered in the Entrepreneurs’ Register kept by the District Court of Poznań under the number KRS 0000265620, represented by: Board of Directors Chairman Ryszard Kranik,
Further called the Seller,

and

XCRITO Limited, with a domicile at the address 35, Theklas Lyssioti Street, Eagle Star House 6th Floor, 3030 Limassol, Cyprus, with a registration number: 258967,
Represented by: authorized representative and legal advisor Robert Bobkier
Further called the Purchaser.

§1
Declarations of the Parties

1.

The Seller declares that:

a)

He is the owner of 2002 (two thousand and two) shares in the company’s share capital under the business name Fashion Service Limited Company in Miłosław, in Sienkiewicza Street 11, 62-320 Miłosław registered in the Entrepreneurs’ Register kept by the District Court of Poznań under the number KRS 0000294354 (further called the Company), of an initial value of 500 PLN (five hundred zlotys) per share, and a total initial value of 1.001.000 PLN (one million one thousand zlotys),

b)

The shares specified in point a), further called the Shares, represent a total of 100% of the Company’s share capital,

c)

The Shares are free of any charges and claims by third parties,

d)

The Seller received permission from the Company’s Shareholders’ Assembly to sell the Shares.

2.

The Purchaser declares that he is familiar with the Company’s Agreement.

§2
Subject of the Agreement

The Seller sells and the Purchaser buys 2002 (two thousand and two) shares in the Company’s share capital.

§3
Sale Price

1. The total price of the subject of the agreement indicated in §2 is the equivalent of 16.000 USD (sixteen thousand US dollars) in Polish zlotys (PLN).

Certified Translation from Polish into English

2. The price specified in item 1 is payable within 30 (thirty) days via transfer onto the Seller’s bank account which the Purchaser will be notified of in a separate letter.

§4
Final Provisions

1.     The agreement was prepared in 5 (five) copies, 2 (two) for the Seller, 2 (two) for the Purchaser and 1 (one) for the Company.

2.     All possible disputes will be settled by a court appropriate to the Purchaser based on the legal system of Cyprus.

3.     All changes and supplements to this agreement require the form of a written annex under pain of nullity.

Seller	Purchaser

/s/ Mirosław Ryszard Kranik	/s/ Robert Bobkier

Certified Translation from Polish into English

Annex no 1 from 26.03.2010 to the
SHARE SALE AGREEMENT

Concluded in Jelenia Góra on the 26th of March 2010 between:

“SUNSET SUITS” JOINT STOCK COMPANY in Poznań, STAROŁĘCKA street 18, 61-361 Poznań, registered in the Entrepreneurs’ Register kept by the District Court of Poznań under the number KRS 0000265620, represented by: Board of Directors Chairman Ryszard Kranik,
Further called the Seller,

and

XCRITO Limited, with a domicile at the address 35, Theklas Lyssioti Street, Eagle Star House 6th Floor, 3030 Limassol, Cyprus, with a registration number: 258967,
Represented by: authorized representative and legal advisor Robert Bobkier
Further called the Purchaser.

§1
Declarations of the Seller

1.

The Seller declares that:

a)

The Company, whose shares he is selling, particularly consists of:

(i)

the furnished real-estate of a total value of 97,177.00 PLN, for which the District Court in Śrem keeps a land and mortgage register KW no 31614,

(ii)

intangible and legal property in the amount of 31,800,000.00 PLN,

(iii)

tangible assets in the amount of 27,058,675,53 PLN,

(iv)

liabilities in the amount of 61,233,700.67 PLN.

b)

The enterprise pro forma balance of the company, whose shares he sells prepared in accordance with US GAAP constitutes appendix no 1 to this Annex.

c)

The enterprise pro forma balance of the company, whose shares he sells prepared in accordance with Polish Accounting Standards (PAS) constitutes appendix no 2 to this annex.

d)

In connection with the sale agreement the Seller excludes the following obligations from credit agreements, which he will handle individually, from the enterprise liabilities of the company whose shares he sells:

(i)

ING Bank Śląski S.A. – credit agreement from the 1st of March 2000 for the primary sum of 5,387,201.10 PLN (approximately 1,697,665.23 USD),

(ii)

Bank Gospodarki Żywnościowej S.A. – credit agreement from the 3rd of October 2000 for the primary sum of 4,714,554.66 USD,

(iii)

Bank Gospodarki Żywnościowej S.A. – credit agreement from the 28th of February 2000 for the primary sum of 3,045,046.22 PLN (approximately 959,583.46 USD),

Certified Translation from Polish into English

(iv)

Bank Współpracy Europejskiej S.A. – credit agreement from the 30th of December 1997 for the primary sum of 136,137.93 USD,

(v)

Bank Współpracy Europejskiej S.A. – credit agreement from the 12th of April 1998 for the primary sum of 4,403,955.15 PLN (approximately 1,387,815.57 USD),

(vi)

Bank Współpracy Europejskiej S.A. – credit agreement from the 1st of October 2000 for the primary sum of 554,862.53 USD.

e)

Shall see to it that the current Company Management resigns from their function in the Company no later than within 90 days after the signature date of this annex, and during this time will refrain from incurring any new liabilities and acquiring any new business contracts without authorization by the Purchaser; the above restriction does not apply to the activities of the regular board of directors.

§2
Declarations of the Purchaser

1. The Purchaser declares that he is familiar with the legal and proprietary situation of the Company presented in the document PROSPECTUS SUNSET SUITS HOLDINGS, INC., prepared in accordance with regulation 424(b)(3) registration number 333-152149 and published on the 4th of February 2010 on the pages of THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION,

2.The Purchaser declares to take responsibility for the liabilities of the company, whose shares he purchases, in the event where these liabilities, secured in the Seller’s property and due and payable on the conclusion date of this annex and ruled in future court and administrative proceedings, in the future became subject to settlement an execution from the Seller’s property.

§3
Final Provisions

1.

The enterprise balance of the Fashion Service Ltd. Company at the date of sale shall be prepared within 90 days following the share sale date.

2.

Possible temporary terms of use for the enterprise real-estate of the Company by the Seller will be settled via civil agreements.

Seller	Purchaser

/s/ Mirosław Ryszard Kranik	/s/ Robert Bobkier

Appendix no 1

Pro forma US GAAP Balance sheet of Fashion Service Ltd. (all amounts in thousands)	December 31, 2009
ASSETS
Current assets
Cash	$10
Accounts Receivable	915
Inventories	2 400
Other current assets	329
Non-current assets
Property, plant and equipment, net	7 694
TOTAL ASSET HELD FOR SALE	$ 11 348

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of finance lease payable	36
Accounts payable	3 085
Income and other taxes payable	6 178
Accrued employee compensation and benefits	509
Non-current liabilities
Provisions	69
Deferred taxes	1 299
Long-term tax payable	6 319
Finance lease payable	65
Total liabilities associated with assets held for sale	$ 17,560

Stockholders’ equity
Retained earnings (deficit)	(6,212)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY ASSOCIATED WITH ASSETS HELD FOR SALE	$ 11,348

Appendix no 2

Fashion Services Ltd. SIENKIEWICZA 11 62-320 MIŁOSŁAW NIP 778-14-50-551 REGON 300712607	BALANCE In accordance with PAS
Assets	As at 28.02.2010	As at 31.12.2009
A. Fixed assets	59 443 820,34	59 384 665,96
I. Intangible and legal properties	31 800 000,00	31 800 000,00
1. Costs of finished development works
2. Company value
3. Other intangible and legal properties	31 800 000,00	31 800 000,00
4. Advances for intangible and legal properties
II. Tangible fixed assets	27 058 675,53	26 999 521,15
1. Fixed assets	25 471 653,25	25 412 498,87
a) land (including right of perpetual usufruct)	97 177,00	97 177,00
b) buildings, premises and land and water engineering facilities	22 066 486,30	22 023 913,47
c) technical equipment and machines	2 915 644,06	2 913 942,47
d) means of transport	389 349,21	374 640,42
e) other fixed assets	2 996,68	2 825,44
2. Fixed assets under construction	1 587 022,28	1 587 022,28
3. Advances for fixed assets under construction
III. Long-term receivables
1. From associated entities
2. From other entities
IV. Long-term investments
1. Real-estate
2. Intangible and legal properties
3. Long-term financial assets
a) In associated entities
- Shares or stocks
- Other securities
- Loans given
- Other long-term financial assets
a) In other entities
- Shares or stocks
- Other securities
- Loans given
- Other long-term financial assets
1. Other long-term investments
V. Long-term prepayments and accruals	585 144,81	585 144,81
1. Deferred tax assets	585 144,81	585 144,81
2. Other prepayments and accruals
B. Current assets	22 940 206,76	22 978 725,74
I. Inventories	7 020 887,84	6 367 204,85
1. Materials	3 987 231,88	3 814 334,19
2. Semi-finished products and products in development	183 046,61	351 867,90
3. Finished products	2 850 606,35	2 201 002,76
4. Goods
5. Advance payments for deliveries
II. Short-term payables	15 807 740,17	16 487 735,20
1. Payables from associated entities	14 136 167,04	15 296 746,33
a) From deliveries and services in a payment term	13 204 976,04	14 365 555,33
- To 12 months	13 204 976,04	14 365 555,33

- Over 12 months
a) Other	931 191,00	931 191,00
1. Payables from other entities	1 671 573,13	1 190 988,87
a) From deliveries and services in a payment term	1 320 111,26	1 012 899,44
- To 12 months	1 320 111,26	1 012 899,44
- Over 12 months
a) From taxes, donations, customs, social and healthcare insurance and other benefits
b) Other	351 461,87	178 089,43
c) Attained through court proceedings
III. Short-term investments	27 693,84	22 121,54
1. Short-term financial assets	27 693,84	22 121,54
a) In associated entities
- Shares or stocks
- Other securities
- Loans given
- Other short-term financial assets
a) In other entities
- Shares or stocks
- Other securities
- Loans given
- Other short-term financial assets
a) Cash resources and cash equivalent assets	27 693,84	22 121,54
- Cash in the register and on accounts	27 693,84	22 121,54
- Other cash resources
- Other cash equivalent assets
1. Other short-term investments
IV. Short-term prepayments and accruals	83 884,91	101 664,15
Total Assets	82 384 027,10	82 363 391,70

Liabilities	As at 28.02.2010	As at 31.12.2009
A. Equity Capital	21 129 691,03	3 275 794,58
I. Primary capital	1 001 000,00	1 001 000,00
II. Payments due to the primary capital (negative value)	0,00
III. Treasury shares (negative value)
IV. Supplementary capital	25 512 621,24	6 229 711,96
V. Valuation update capital
VI. Other reserve capital
VII. Profit (loss) from previous years	-3 954 917,38	664 981,86
VIII. Net profit (loss)	(1 429 012,83)	(4 619 899,24)
IX. Net profit write-offs in the fiscal year (negative value)
B. Obligations and obligation reserves	61 233 700,67	79 108 232,52
I. Obligation reserves	198 023,00	198 023,00
1. Deferred income tax reserves
2. Pension and other benefit reserves	36 003,00	36 003,00
- Long-term
- Short-term	36 003,00	36 003,00
1. Other reserves	162 020,00	162 020,00
- Long-term
- Short-term	162 020,00	162 020,00
II. Long-term obligations	0,00	14 085 968,73
1. Due to associated entities
2. Due to other entities	0,00	14 085 968,73
a) Credits and loans		14 085 968,73
b) From the issue of due securities
c) Other financial obligations
d) Other
III. Short-term obligations	61 035 677,67	64 824 240,79
1. Due to associated entities	8 580 184,35	9 258 743,80
a) From deliveries and services in the due period:	0,00	678 559,45
- Up to 12 months		678 559,45
- Over 12 months
a) Other	8 580 184,35	8 580 184,35
1. Due to other entities	52 455 493,32	55 565 496,99
a) Credits and loans		5 196 940,55
b) From the issue of due securities
c) Other financial obligations
d) From deliveries and services in the due period:	6 700 886,79	6 612 427,50
- Up to 12 months	6 700 886,79	6 612 427,50
- Over 12 months
a) Advance payments received for deliveries	6 313 044,15	5 718 924,04
b) Liability on bills of exchange
c) From taxes, customs, insurance and other benefits	36 289 217,78	35 619 159,36
d) From remuneration	2 035 900,23	1 362 112,70
e) Other	1 116 444,37	1 055 932,84
1. Special funds
IV. Prepayments and accruals	0,00
1. Company’s negative value
2. Other prepayments and accruals	0,00
- Long-terms
- Short-term	0,00
Total Liabilities	82 363 391,70	82 384 027,10